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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 28, 2004


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)


           Canada                       001-15503                  N/A
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                  K2K-3G1
    (Address of Principal Executive Offices)                      (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 2. Acquisition or Disposition of Assets.

            On July 27, 2004, Workstream Inc. (the "Company") completed the acquisition of Bravanta, Inc. ("Bravanta") via the merger of Workstream Acquisition IV, Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), into Bravanta, pursuant to an Agreement and Plan of Merger dated June 29, 2004, among the Company, Merger Sub and Bravanta (the "Merger Agreement"). Immediately following the consummation of the Merger, Bravanta became a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, all of the issued and outstanding shares of capital stock of Bravanta were cancelled and extinguished and the issued and outstanding shares of Preferred Stock were converted into the right to receive a total 2,672,064 common shares of Workstream. 2,027,125 of those shares were issued to the Bravanta shareholders at closing and 400,000 shares are currently held in escrow. In addition, 244,939 of the shares are to be issued to the Bravanta management prior to a registration statement being filed by the Company. As a result of the merger, the Company acquired all the assets of Bravanta, including Bravanta's Enterprise Incentive and Recognition (EIR) programs and all plant, equipment and other physical property that Bravanta used in its business. The Company intends to use the plant, equipment and other physical property of Bravanta consistent with its long-term business objectives.

            A copy of the press release regarding the closing of the Merger issued by the Company is attached hereto as Exhibit 99.1. The description of the terms of the Merger set forth above is qualified in all respects by reference to the Merger Agreement, which is attached as exhibit 2.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired.

      The financial statements of Bravanta the business acquired, required to be filed are not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date on which this initial Form 8-K must be filed.

      (b) Pro Forma Financial Information.

      The pro forma financial information of Bravanta, the business acquired, required to be filed is not attached to this Form 8-K and will be filed by amendment not later than 60 days after the date on which this initial Form 8-K must be filed.

      (c) Exhibits.

      2.1 Agreement and Plan of Merger dated June 29, 2004, among Workstream Inc., Workstream Acquisition IV, Inc. and Bravanta, Inc.

      99.1  Press Release issued on July 28, 2004 by Workstream Inc.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORKSTREAM INC.


Dated:  August 11, 2004            By: /s/ Michael Mullarkey
                                       -----------------------------------
                                       Name: Michael Mullarkey
                                       Title: Chief Executive Officer


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                                  Exhibit Index


Exhibit No.
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2.1               Agreement and Plan of Merger dated June 29, 2004, among
                  Workstream Inc., Workstream  Acquisition IV, Inc.
                  and Bravanta, Inc.

99.1              Press Release issued on July 28, 2004 by Workstream Inc.